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                                                                   EXHIBIT 23.2

                     CONSENT OF MOORE STEPHENS FROST, P.A.

  As independent public accountants, we hereby consent to the use in this Form S-1 of our report dated January 24, 1997. We also consent to the reference to our firm under "EXPERTS" in the Form S-1.

                                          /s/ Moore Stephens Frost, P.A.
                                          Moore Stephens Frost, P.A.

Little Rock, Arkansas

June 26, 1997